SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust III

(Name of Registrant as Specified in Its Charter)

Not Applicable

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Marathon Value Portfolio

a series of

Northern Lights Fund Trust III

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 31, 2021

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust III, an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Marathon Value Portfolio (the “Portfolio”), to be held at the offices of the Trust’s counsel, Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, OH 43215 on May 31, 2021 at 10:00 a.m., Eastern time, for the following purposes:

1.	To approve a new investment advisory agreement with Kovitz Investment Group Partners, LLC, the Portfolio’s proposed new investment adviser. There will be no changes with respect to the Portfolio’s investment strategy and investment objective as a result of the new investment adviser.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [RECORD DATE], 2021 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [MAILING DATE], 2021.

By Order of the Board of Trustees

__________________________________

Eric Kane, Esq., Secretary

[MAILING DATE], 2021

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON May 31, 2021

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Investment Advisory Agreement) and Proxy Voting Ballot are available at www.proxyonline.com/docs/[INSERT].pdf.

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

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Marathon Value Portfolio

a series of

Northern Lights Fund Trust III

with its principal offices at

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 31, 2021

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”) on behalf of Marathon Value Portfolio (the “Portfolio”), for use at a Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s counsel, Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, OH 43215 on May 31, 2021 at 10:00 a.m. Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [MAILING DATE], 2021.

The Meeting has been called by the Board for the following purposes:

  To approve a new investment advisory agreement (the “New Advisory Agreement”) by and between the Trust, with respect to the Portfolio, and Kovitz Investment Group Partners LLC (“Kovitz”), the Portfolio’s proposed new investment adviser. There will be no changes with respect to the Portfolio’s investment strategy and investment objective as a result of the new investment adviser.

  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [RECORD DATE], 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Portfolio’s most recent annual report, including financial statements and schedules, is available at no charge by visiting www.marathonvalue.com, sending a written request to the Portfolio, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 or by calling 1-800-788-6086.

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PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

THE TRUST AND KOVITZ INVESTMENT GROUP PARTNERS LLC

The Board is requesting that shareholders approve the New Advisory Agreement between the Trust, on behalf of the Portfolio, and Kovitz. Approval of the New Advisory Agreement will lower the unitary fee paid by the Portfolio’s shareholders, and will not change the Portfolio’s investment strategy or objective. No changes to other service providers or the operations of the Trust are proposed, planned or anticipated at this time.

Overview and Background

Gratus Capital LLC (“Gratus”) began serving as the Portfolio’s investment adviser on May 1, 2016 pursuant to an interim advisory agreement approved by the Board on March 24, 2016. The investment advisory agreement with Gratus (the “Current Agreement”) was approved by shareholders on June 10, 2016, and was last renewed by the Board on February 17, 2021. Gratus informed the Board that it intended to resign as adviser to the Portfolio upon shareholder approval of a new investment advisory agreement with Kovitz (the “New Advisory Agreement”). Under the New Advisory Agreement, Mitchell Kovitz, Jonathan Shapiro and Joel Hirsh will serve as portfolio managers to the Portfolio. Gratus shall remain as adviser to the Portfolio until shareholders approve the New Advisory Agreement (or any subsequent advisory agreement in the event shareholders do not approve the New Advisory Agreement). Gratus has recommended to the Board that Kovitz be approved as investment adviser to the Portfolio. Gratus and Kovitz are both wholly owned subsidiaries of Focus Operating, LLC.

At a meeting on February 17, 2021 conducted via videoconference pursuant to SEC Release Order No. 33897 (the “Board Meeting”), the Trustees approved the New Advisory Agreement subject to shareholder approval. The Investment Company Act of 1940, as amended (the “1940 Act”), requires that investment advisory agreements such as the New Advisory Agreement be approved by a vote of a “majority” of the outstanding shares of the Portfolio as that term is defined in the 1940 Act. Therefore, shareholders are being asked to approve the proposed New Advisory Agreement with Kovitz.

The New Advisory Agreement is substantially the same as the Current Advisory Agreement, except that: (i) the date of its execution, effectiveness, and termination are changed, (ii) the New Advisory Agreement names Kovitz rather than Gratus as the Portfolio’s investment adviser, (iii) clarifies the scope of the administrative services to be offered by Kovitz and the expenses paid by the Portfolio, and (iv) the advisory fee paid to Kovitz under the New Advisory Agreement is lower than the advisory fee paid to Gratus under the Current Advisory Agreement. The effective date of the New Advisory Agreement will be the date shareholders of the Portfolio approve the New Advisory Agreement.

Kovitz is a registered investment adviser that provides high net worth individuals, institutions and financial professionals with asset management and advisory strategies. Kovitz focuses on long-term investment solutions, backed by its own stringent research. Kovitz has an investment team with over 70 combined years of experience. If shareholders approve the New Advisory Agreement, Kovitz’s investment team will serve as portfolio managers for the Portfolio and will continue the same investment strategy currently pursued by the Portfolio. Shareholder approval of the New Advisory Agreement will decrease the unitary fee by the Portfolio’s shareholders from 1.10% of the Portfolio’s average daily net assets to 0.99% of the Portfolio’s average daily net assets and, as a result, the total fees and expenses paid by shareholders are expected to decrease.

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The Advisory Agreements

Both the New Advisory Agreement and Current Advisory Agreement (collectively, the “Advisory Agreements”) provide that the investment adviser will, among other things, (i) continuously furnish an investment program for the Portfolio in a manner consistent with the Portfolio’s investment objectives, policies and restrictions, (ii) determine securities to be purchased, sold, retained or lent by the Portfolio and (iii) implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected. As compensation for these services, under the Current Advisory Agreement, Gratus is entitled to receive an annual unitary advisory fee from the Portfolio equal to 1.10% of the Portfolio’s average daily net assets. Under the New Advisory Agreement, Kovitz would receive an annual unitary fee from the Portfolio equal to 0.99% of the Portfolio’s average daily net assets. Pursuant to the Advisory Agreements, from this advisory fee, the adviser pays all of the Portfolio’s operating expenses, excluding brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and such extraordinary or non-recurring expenses as may arise, including litigation to which the Portfolio may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. The Portfolio will also pay expenses authorized pursuant to Rule 12b-1 under the 1940 Act which are not expected to change.

The New Advisory Agreement, like the Current Advisory Agreement, will automatically terminate on assignment and is terminable on 60 days’ notice by the Board. In addition, either Advisory Agreement may be terminated by the adviser on 60 days’ notice to the Board. Both Advisory Agreements provide that the adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

At the Board Meeting, the Board noted the similarities between the Advisory Agreements and the investment process. The Board discussed that the advisory fee under the New Advisory Agreement would be lower than the advisory fee under the Current Advisory Agreement. The Board considered that, other than the advisory fee, effective dates and termination dates, the terms of the Advisory Agreements were substantially the same. The Board also considered that the investment strategy, investment objective and investment restrictions would also remain the same under the New Advisory Agreement. Therefore, after review of the factors required in approving an investment adviser, which are described below in “Evaluation by the Board of Trustees”, the Board determined to approve Kovitz as an investment adviser to the Portfolio.

Subject to shareholder approval, the Trust will enter into the New Advisory Agreement with Kovitz. If the New Advisory Agreement with Kovitz is not approved by shareholders, the Current Advisory Agreement with Gratus will continue while the Board and Kovitz consider other options, including a new or modified request for shareholder approval of a new investment advisory agreement.

The Board most recently approved the Current Advisory Agreement at a meeting of the Board held on February 17, 2021. The Current Advisory Agreement will continue in effect through March 18, 2022 if the New Agreement is not approved. The effective date of the New Advisory Agreement will be the date shareholders of the Portfolio approve the New Advisory Agreement and will continue in effect for an initial period of two years.

Each of the Advisory Agreements provides that it will continue in effect from year to year after its current period ends, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Portfolio, provided that in either event its continuance is also approved by a majority of the independent Trustees of the Board pursuant to the requirements of the 1940 Act or the rules, guidance or exemptive relief thereunder.

The description in this Proxy Statement of the New Advisory Agreement is only a summary. The New Advisory Agreement is attached as Exhibit A. You should read the New Advisory Agreement.

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Information Concerning Gratus

Gratus is a Delaware limited liability company located at 3350 Riverwood Parkway, Suite 1550, Atlanta, GA 30339. Gratus is part of the Focus Financial Partners, LLC (“Focus LLC”) partnership. Specifically, Gratus is a wholly owned subsidiary of Focus Operating, LLC (“Focus Operating”), which is a wholly owned subsidiary of Focus LLC. Focus Financial Partners Inc. (“Focus Inc.”) is the sole managing member of Focus LLC and is a public company traded on the NASDAQ Global Select Market. Focus Inc. owns approximately two-thirds of the economic interests in Focus LLC. The headquarters for Focus Financial Partners is located at 875 Third Avenue, 28th Floor, New York, NY 10022

Hank McLarty is the chief executive officer of Gratus. Mr. McLarty’s principal occupation is serving as the President of Gratus. Mr. McLarty’s address is 3350 Riverwood Pkwy. Ste 1550, Atlanta, GA 30339.

Information Concerning Kovitz

Kovitz is a Delaware limited liability company located at 71 S. Wacker Dr., Suite 1860, Chicago, IL 60606. Like Gratus, Kovitz is also a part of the Focus LLC partnership. Specifically, Kovitz is also a wholly owned subsidiary of Focus Operating, as described above. Mitchell Kovitz is the chief executive officer of Kovitz. His principal occupation is serving in this capacity for Kovitz. Mr. Kovitz’s address is 71 S. Wacker Dr., Suite 1860, Chicago, IL 60606.

Business History of the Portfolio

The Portfolio was reorganized on March 8, 2013 from a series of Unified Series Trust, an Ohio business trust (the “Predecessor Fund”), to a series of Northern Lights Fund Trust III, a Delaware statutory trust (the “Reorganization”). The Predecessor Fund commenced operations on December 18, 2002. Shareholders of the Predecessor Fund received shares of the Portfolio in the Reorganization. The Predecessor Fund is the successor to the Marathon Value Portfolio, a series of the AmeriPrime Funds, which commenced operations on March 12, 1998.

Gratus began providing investment advisory services to the Portfolio on May 1, 2016. For the fiscal year ended September 30, 2020, Gratus earned $625,559 from the Portfolio in advisory fees.

Evaluation by the Board of Trustees

At the Board Meeting, the Board considered the approval of the New Advisory Agreement with Kovitz. The Board relied on the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each factor. The conclusions reached by the Board were based on an evaluation of all of the information provided and were not the result of any single factor. Moreover, each Board member may have afforded different weight to the various factors in reaching conclusions with respect to the New Advisory Agreement.

Nature, Extent and Quality of Service. The Board recognized that Kovitz was founded in 2003 and provided customized financial planning services and proprietary investment management strategies to high net worth individuals, institutions, and financial professionals. The Board observed that Kovitz’s investment personnel had a wide range of investment experience and notable educational credentials. The Board discussed that Kovitz’s investment process was based on rigorous screening and research of a company’s fundamental principles. The Board remarked that Kovitz considered capital preservation and margin of safety as core to its investment philosophy, and selected companies for investment that were trading at a discount to its intrinsic

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value. The Board commented that Kovitz managed risk in part through sector and industry diversification. The Board acknowledged that Kovitz’s portfolio management team would monitor and review the Portfolio’s holdings to ensure compliance with the Portfolio’s investment limitations. The Board noted that Kovitz selected broker-dealers on the basis of best execution and reported no material compliance or litigation concerns in the past three years. The Board discussed that Kovitz had a robust infrastructure with qualified professionals capable of assuming management responsibilities for the Portfolio. The Board concluded that Kovitz could be expected to provide quality service to the Portfolio and its shareholders.

Performance. The Board reviewed the performance information provided by Kovitz regarding a mutual fund and a separately managed account strategy with a similar value-oriented investment philosophy as the Portfolio. The Board commented that the mutual fund slightly trailed the Portfolio over the 1- and 5-year periods. The Board recognized that the mutual fund underperformance relative to the S&P 500 TR Index was not unexpected given that growth stocks had outperformed value stocks in recent years. The Board concluded that Kovitz should be permitted to manage the Portfolio’s portfolio over a full market cycle for investors seeking a value-oriented strategy.

Fees and Expenses. The Board observed that Kovitz’s proposed 0.99% unitary fee for the Portfolio was lower than the unitary fee charged by the Portfolio’s current adviser and that its net expense ratio was in line with the peer group median. Given these and other considerations, the Board concluded that the proposed advisory fee for the Portfolio was not unreasonable.

Economies of Scale. The Board discussed the size of the Portfolio and its prospects for growth. The Board concluded that, based on the size of the Portfolio, meaningful economies justifying breakpoints would be unlikely during the initial term of the investment advisory agreement, but noted that Kovitz had agreed to discuss the implementation of breakpoints as the Portfolio’s assets grew and Kovitz achieved economies of scale related to its operations. The Board agreed to monitor and revisit the issue at the appropriate time.

Profitability. The Board reviewed Kovitz’s projected profitability analysis in connection with the Portfolio. The Board noted that Kovitz expected to realize a modest profit over the initial two-year term of the investment advisory agreement with respect to the Portfolio. The Board concluded that Kovitz’s expected level of profitability was not excessive.

Conclusion. Having requested and received such information from Kovitz as the Board believed to be reasonably necessary to evaluate the terms of the investment advisory agreement, and as assisted by the advice of independent counsel, the Board concluded that the proposed advisory fees were not unreasonable and that approval of the investment advisory agreement was in the best interests of the Trust and the shareholders of the Portfolio.

The Board of Trustees of the Trust, consisting entirely of Independent Trustees, recommends that shareholders of the Portfolio vote “FOR” approval of the New Advisory Agreement.

OTHER INFORMATION

The Portfolio is a diversified series of the Northern Lights Fund Trust III, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on December 5, 2011. The Trust’s principal executive offices are located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022. The Board of Trustees supervises the business activities of the Portfolio. Like other mutual funds, the Portfolio retains various organizations to perform specialized services. The Portfolio retains Gratus as investment adviser. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as principal underwriter and distributor of the Portfolio. Gemini

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Fund Services, LLC, with principal offices located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, provides the Portfolio with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Advisory Agreement and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were [INSERT NUMBER] shares of beneficial interest of the Portfolio issued and outstanding.

All shareholders of record of the Portfolio on the Record Date are entitled to vote at the Meeting on the proposal to approve the proposed New Advisory Agreement. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a “majority” of the outstanding shares of the Portfolio is required for the approval of the proposed New Advisory Agreement. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Portfolio means the vote of (1) 67% or more of the voting shares of the Portfolio present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Portfolio, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Portfolio represented at the meeting, but they are not affirmative votes for any proposal. As a result, with respect to the approval of the proposed New Advisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding. A signed proxy card received from a shareholder that does not specify how the shareholder’s shares should be voted on the proposal will be considered present for purposes of determining the existence of a quorum and the number of shares of the Portfolio represented at the meeting and will be deemed an instruction to vote such shares in favor of the proposal. An unsigned proxy card will not be considered present for purposes of determining the existence of a quorum and the number of shares of the Portfolio represented at the meeting, and they will not be considered an affirmative vote for any proposal.

Under the Trust’s Declaration of Trust, a quorum is constituted by the presence or by proxy of 33 1/3% of the outstanding shares entitled to vote at the Meeting. If a quorum is not present at the Meeting, or a quorum is present at the Meeting but sufficient votes to approve a proposal for the Proposal are not received, the secretary of the Meeting or the holders of the majority of the shares of the Portfolio present at the Meeting in person or by proxy may adjourn the Meeting to permit further solicitation of proxies.

Security Ownership of Management AND Certain Beneficial Owners

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As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Portfolio:

Name and Address	Shares	Percentage of Portfolio
[TO BE COMPLETED]

Shareholders owning more than 25% of the outstanding shares of the Portfolio are considered to “control” the Portfolio, as that term is defined under the 1940 Act. Persons controlling the Portfolio may be able to determine the outcome of any proposal submitted to the shareholders for approval.

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Portfolio as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Portfolio.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the United States Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Eric Kane, Esq., Secretary, Northern Lights Fund Trust III, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to AST Fund Solutions are approximately $11,900. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Kovitz. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the respective beneficial owners of shares of the Portfolio of whom they have knowledge, and Kovitz will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust, Gratus and Kovitz may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

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If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-800-788-6086, or write the Trust at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

A copy of the Portfolio’s most recent annual report, including financial statements and schedules, is available at no charge by visiting www.marathonvalue.com, sending a written request to the Portfolio, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 or by calling 1-800-788-6086.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on May 31, 2021

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at www.proxyonline.com/docs/[INSERT].pdf.

BY ORDER OF THE BOARD OF TRUSTEES

Eric Kane, Esq., Secretary

Dated: [MAILING DATE], 2021

If you have any questions before you vote, please call our proxy information line at 1-866-856-4969. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope or Call the number listed on your proxy card.

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Northern Lights Fund Trust III

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

Marathon Value Portfolio

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD May 31, 2021

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Richard Malinowski and Eric Kane, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Northern Lights Fund Trust III (the “Trust”) to be held at offices of the Trust’s counsel, Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, OH 43215 at May 31, 2021 at 10:00 a.m. Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the Marathon Value Portfolio (the “Portfolio”), on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE NEW ADVISORY AGREEMENT AND, IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________ Signature Date

_______________________________________Signature of Joint Shareholder Date

▲ FOLD HERE PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ]

	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Trust, on behalf of the Portfolio, and Kovitz Investment Group Partners, LLC, the Portfolio’s proposed new investment adviser.	☐	☐	☐

A copy of the Proxy Statement is available online at: www.proxyonline.com/docs/[INSERT].pdf

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

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Exhibit A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST III

and

KOVITZ INVESTMENT GROUP PARTNERS LLC

[to be inserted]

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NORTHERN LIGHTS FUND TRUST III

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUNDS OF THE TRUST

NAME OF FUND	ANNUAL ADVISORY FEE AS A PERCENTAGE OF AVERAGE NET ASSETS OF THE FUND
Marathon Value Portfolio	0.99%

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